Raymond L. Polman CA
4649 West 13th Avenue
Vancouver, BC, Canada
V6R 2V6

December 11, 2006

Ikona Gear International, Inc.
1-1850 Hartley Avenue
Coquitlam, BC V3K 7A1

Dear Sirs:

This letter will confirm that I do hereby resign as a Director and Officer of Ikona Gear International, Inc. effective December 11, 2006.

Yours truly,

Raymond L Polman